Exhibit 10.2

May 18, 2021

GigInternational1, Inc.

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

Oppenheimer & Co. Inc.

85 Broad Street

New York, New York 10004

William Blair & Company, L.L.C.

150 North Riverside Plaza

Chicago, IL 60606

Re: Initial Public Offering

Ladies and Gentlemen:

This letter agreement (this “Letter Agreement”) is being delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) entered into by and among GigInternational1, Inc., a Delaware corporation (the “Company”), and Oppenheimer & Co. Inc. and William Blair & Company, L.L.C., as representatives (the “Representatives”) of the several underwriters named therein (the “Underwriters”), relating to an underwritten initial public offering (the “IPO”) of 20,000,000 units (the “Initial Units”) of the Company, and up to an additional 3,000,000 units (together with the Initial Units, the “Units”) in the event that the Underwriters’ 45-day over-allotment option is exercised in full or in part, each Unit consisting of one share of the Company’s common stock, par value $0.0001 per share (“Common Stock” and such shares included in the Units, the “Offering Shares”), and one-half of one redeemable warrant to purchase one share of Common Stock at a price of $11.50 per share, subject to adjustment (the warrants included in the Units sold, the “Offering Warrants”). Capitalized terms used herein but not defined in context are defined in paragraph 12 hereof.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned individuals, being an executive officer or director of the Company and signing this Letter Agreement in his or her personal capacity and not on behalf of the Company, and Interest Solutions, LLC, a Connecticut limited liability company and an affiliate of ICR, LLC, an investor relations firm providing services to the Company (collectively with Interest Solutions, LLC, “ICR”), hereby agrees with the Company and the Underwriters as follows:

1. With respect to stockholder votes and associated conversion rights,

(a) if the Company solicits stockholder approval of a Business Combination via a proxy solicitation, then the undersigned will vote all shares of then outstanding Common Stock beneficially owned by him, her or it in favor of such Business Combination; provided, that (i) the undersigned acknowledges and agrees that prior to entering into a Business Combination with a target business that is affiliated with any Insiders, such transaction must be approved by a majority of the Company’s disinterested independent directors and the Company must obtain an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions on the type of target business the Company is seeking to acquire, that such Business Combination is fair to the Company’s unaffiliated stockholders from a financial point of view, and (ii) no Insider will be entitled to receive or accept a finder’s fee or any other compensation in the event such Insider originates a Business Combination;

(b) the undersigned hereby agrees not to propose for a stockholder approval any amendment to the Amended and Restated Certificate of Incorporation that would (i) affect the substance or timing of the Company’s obligation to redeem 100% of the Offering Shares if the Company does not complete a Business Combination within 15 months of the closing of the IPO letter, provided that the Company may, but is not obligated to, extend the period of time to consummate its initial Business Combination two times by an additional three months each time (for a total of up to 21 months to complete its initial Business Combination), subject to satisfaction of conditions set forth in the Registration Statement, or (ii) alter its provisions relating to the Company’s pre-Business Combination activity or the related stockholders’ rights prior to the consummation of such Business Combination, unless, in each case, the Company provides the holders of any Offering Shares with the opportunity to redeem their Offering Shares upon the approval of any such amendment. Such redemption must be at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest (which interest shall be net of franchise and income taxes payable by the Company), divided by the number of then outstanding Offering Shares; and

(c) the undersigned will not redeem any shares of Common Stock beneficially owned by him, her or it in connection with a solicitation for stockholder approval described in either of clauses (a) or (b) above, or sell any such shares of Common Stock in a tender offer undertaken by the Company in connection with a Business Combination.

2. If the Company fails to consummate a Business Combination within 15 months of the completion of the IPO, provided that the Company may, but is not obligated to, extend the period of time to consummate its initial Business Combination two times by an additional three months each time (for a total of up to 21 months to complete its initial Business Combination), subject to satisfaction of conditions set forth in the Registration Statement, or such other time period as may be set forth in the Amended and Restated Certificate of Incorporation, the undersigned will cause the Company to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than 10 business days thereafter, redeem the Offering Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable by the Company and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Offering Shares, which redemption will completely extinguish the holders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in the cases of clauses (ii) and (iii) to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

3. Each of the undersigned hereby waives any and all right, title, interest or claim of any kind the undersigned may have in the future in or to any distribution of the Trust Account and any remaining assets of the Company as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever; provided, that the foregoing waiver shall not apply with respect to liquidating distributions from the Trust Account made in connection with any Offering Shares purchased by the undersigned or its Affiliates during the IPO or on the open market after the completion of the IPO if the Company fails to complete a Business Combination within 15 months of the completion of the IPO, provided that the Company may, but is not obligated to, extend the period of time to consummate its initial Business Combination two times by an additional three months each time (for a total of up to 21 months to complete its initial Business Combination), subject to satisfaction of conditions set forth in the Registration Statement,. Each of the undersigned acknowledges and agrees that there will be no distribution from the Trust Account with respect to any of the Offering Warrants, all rights of which will terminate upon the Company’s liquidation.

4. In order to minimize potential conflicts of interest that may arise from multiple corporate affiliations,

(a) the undersigned (other than ICR) shall present to the Company for its consideration, prior to presentation to any other entity, any target business in the technology, media and telecommunications, aerospace and defense, mobility and semiconductor industries located in Europe, the Middle East and Africa that has a fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and any taxes payable on interest earned), subject to any pre-existing fiduciary or contractual obligations the undersigned might have; and

(b) the undersigned hereby acknowledges and agrees that (i) each of the Underwriters and the Company may be irreparably injured in the event of a breach of any of the obligations contained in this Letter Agreement, (ii) monetary damages may not be an adequate remedy for such breach, and (iii) the non-breaching party shall be entitled to injunctive relief, in addition to any other remedy that such party may have in law or in equity, in the event of such breach.

5. None of the undersigned or any of their Affiliates will be entitled to receive, and none of them may accept, any compensation or other cash payment prior to, or for services rendered in order to effectuate, the consummation of the Business Combination, except for the following:

(a) GigManagement, LLC, a Delaware limited liability company (“Sponsor”), an Affiliate of Drs. Katz and Dinu, and its Affiliates may receive compensation for administrative services and office space, as provided for under that certain Administrative Services Agreement, dated as of May 18, 2021, between the Company and GigManagement, LLC;

(b) Sponsor may receive amounts due under that certain promissory note in the aggregate principal amount of $125,000, dated as of March 3, 2021, issued by the Company in favor of Sponsor;

(c) Mr. Weightman may receive compensation for his services as the Chief Financial Officer of the Company, as provided for under that certain Strategic Services Agreement and Confidential Information and Invention Assignment Agreement with the Company dated as of May 18, 2021, as may be amended from time to time;

(d) Mr. Weightman may receive 5,000 shares of Common Stock and ICR may receive 10,000 shares of Common Stock (the “Insider Shares”) as consideration for the future services as the Chief Financial Officer and our investor relations firm, respectively; and

(e) any of the undersigned and their Affiliates may receive reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on behalf of the Company, such as identifying and investigating possible business targets and business combinations, as well as advisory fees to directors pertaining to board committee service and extraordinary administrative and analytical services, and repayment upon consummation of a Business Combination of any loans which may be made by them or by their Affiliates to finance transaction costs in connection with an intended Business Combination. While the terms of any such loans have not been determined nor have any written agreements been executed with respect thereto, it is acknowledged and agreed that up to $1,500,000 of any such loans may be convertible into units of the post-business combination entity at a price of $10.00 per unit at the option of the lender.

6. Each of the undersigned individuals agrees to continue to serve in his or her current capacity as an executive officer and/or director of the Company until the earlier of the consummation by the Company of a Business Combination or its liquidation. The biographical information of the undersigned individuals previously furnished to the Company and the Representatives is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act. The undersigned’s FINRA Questionnaire previously furnished to the Company and the Representative is also true and accurate in all respects.

7. Each of the undersigned represents and warrants that (i) he, she or it is not subject to, or a respondent in, any legal action for any injunction, cease-and-desist order, or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction; (ii) he, she or it has never been convicted of or pleaded guilty to any crime involving any fraud, relating to any financial transaction or handling of funds of another person, or pertaining to any dealings in any securities and he, she or it is not currently a defendant in any such criminal proceeding; and (iii) he, she or it has never been suspended or expelled from membership in any securities or commodities exchange or association, or had a securities or commodities license or registration denied, suspended or revoked.

8. Each of the undersigned agrees that he, she or it shall not Transfer (as defined below) any Insider Shares of the Company held by him, her, it or by their Affiliates until the earlier of (i) six months after the completion of a Business Combination or (ii) the date on which, subsequent to a Business Combination, (x) the last sale price of the Common Stock equals or exceeds $11.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 90 days after a Business Combination, or (y) the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property (the “Lock-up Period”). Notwithstanding the foregoing, during the Lock-up Period, Transfers of Insider Shares are permitted to be made (a) amongst Sponsor and its Affiliates, to the Company’s executive officers or directors, or to any Affiliate or family member of any of the Company’s executive officers or directors; (b) in the case of an entity, as a distribution to its partners, stockholders or members upon its liquidation; (c) in the case of an individual, (1) by bona fide gift to such person’s immediate family or to a trust, the beneficiary of which is a member of such person’s immediate family, an Affiliate of such person or to a charitable organization, (2) by virtue of the laws of descent and distribution upon death of such person, (3) pursuant to a qualified domestic relations order; (d) by certain pledges to secure obligations incurred in connection with purchases of the Company’s securities; (e) through private sales or transfers made in connection with the consummation of a Business Combination at prices no greater than the price at which such securities were originally purchased; (f) in the case of an Underwriter, to such Underwriter’s Affiliates or any entity controlled by such Underwriter; or (g) to the Company for no value for cancellation in connection with the consummation of a Business Combination; provided, that, in each such case (except clause (g)), these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions and the other terms described in this Letter Agreement to the extent and for the duration that such terms remain in effect at the time of the Transfer.

9. Notwithstanding the foregoing paragraph 8, each of the undersigned agrees that during the period commencing on the effective date of the Underwriting Agreement and ending 180 days after such date, none of them nor any of their Affiliates, may, without the prior written approval of the Underwriters, offer, sell, contract to sell, pledge, or otherwise dispose of, directly or indirectly, or hedge the Company’s Units, warrants, shares of Common Stock or any other securities convertible into or exchangeable or exercisable for shares of Common Stock. The foregoing sentence shall not apply to the registration of the offer and sale of Units contemplated by the Underwriting Agreement and the sale of the Units to the Underwriters.

10. The undersigned has full right and power, without violating any agreement by which he or she is bound, to enter into this Letter Agreement and to serve as an executive officer and/or director of the Company (if applicable).

11. This Letter Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The undersigned hereby (i) agrees that any action, proceeding or claim against him, her or it arising out of or relating in any way to this Letter Agreement (a “Proceeding”) shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum, and (iii) irrevocably agrees to appoint DLA Piper LLP (US) as agent for the service of process in the State of New York to receive, for the undersigned and on his, her or its behalf, service of process in any Proceeding. If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and the Representative and appoint a substitute agent acceptable to each of the Company and the Representative within 30 days and nothing in this Letter Agreement will affect the right of either party to serve process in any other manner permitted by law.

12. As used herein, (i) “Affiliate” has the meaning set forth in Rule 144(a)(1) under the Securities Act; (ii) “Amended and Restated Certificate of Incorporation” refers to the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware, as the same may be amended from time to time; (iii) a “Business Combination” shall mean a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities; (iv) “Exchange Act” means the Securities Exchange Act of 1934, as amended; (v) “Insiders” means all executive officers and directors of the Company immediately prior to the IPO, as well as Sponsor and any of its Affiliates, and ICR; (vi) the “Registration Statement” shall mean the Registration Statement on Form S1 (Registration No. 333-255234) filed by the Company with the SEC in connection with the IPO, as the same may be amended or supplemented; (vii) the “Securities Act” means the Securities Act of 1933, as amended; (viii) the “SEC” means the United States Securities and Exchange Commission; (ix) “Transfer” means (a) the sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder with respect to any security, (b) the entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) the public announcement of any intention to effect any transaction specified in clause (a) or (b); and (x) “Trust Account” means the trust account into which a portion of the net proceeds of the Company’s IPO will be deposited.

13. This Letter Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto.

14. The undersigned acknowledges and understands that the Underwriters and the Company will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO. Nothing contained herein shall be deemed to render the Underwriters a representative of, or a fiduciary with respect to, the Company, its stockholders or any creditor or vendor of the Company with respect to the subject matter hereof.

15. This Letter Agreement shall be binding on the undersigned and such person’s respective successors, heirs, personal representatives and assigns. This Letter Agreement shall terminate on the earlier of (i) the Company’s consummation of a Business Combination, or (ii) the liquidation of the Company; provided, that such termination shall not relieve the undersigned from liability for any breach of this agreement prior to its termination.

16. This Letter Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. The words “execution,” signed,” “signature,” and words of like import in this Letter Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

[Signature Page Follows]

Very truly yours,

/s/ Raluca Dinu
Dr Raluca Dinu, Chief Executive Officer, President, Secretary, and Director of GigInternational1, Inc.

/s/ Avi Katz
Dr. Avi S. Katz, Executive Chairman of the Board of Directors of GigInternational1, Inc.

/s/ Dorothy Hayes
Dorothy D. Hayes, Director of GigInternational1, Inc.

/s/ Andrea Betti-Berutto
Andrea Betti-Berutto, Director of GigInternational1, Inc.

/s/ Raanan Horowitz
Raanan Horowitz, Director of GigInternational1, Inc.

/s/ Peter Wang
Peter Wang, Director of GigInternational1, Inc.

/s/ Brad Weightman
Brad Weightman, Chief Financial Officer of GigInternational1, Inc.

INTEREST SOLUTIONS, LLC

/s/ John Sorensen
By: John Sorensen Title: Chief Operating Officer

Signature page to Insider Letter (Executive Officers and Directors)

Accepted and agreed this 18th day of May, 2021.

GIGINTERNATIONAL1, INC.

/s/ Raluca Dinu
Dr. Raluca Dinu Chief Executive Officer, President and Secretary

OPPENHEIMER & CO. INC.

/s/ Peter Bennett
By: Peter Bennett Title: Managing Director, Head of ECM

WILLIAM BLAIR & COMPANY, L.L.C.

/s/ Bryan P. Finkel
By: Bryan P. Finkel Title: Managing Director

Signature page to Insider Letter (Executive Officers and Directors)